UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  May 19, 2017 (May 17, 2017)

Tredegar Corporation
(Exact Name of Registrant as Specified in its Charter)

Virginia	1-10258	54-1497771
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1100 Boulders Parkway Richmond, Virginia	23225
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code:  (804) 330-1000

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On May 17, 2017, Tredegar Corporation (“Tredegar”) held its Annual Meeting of Shareholders (the “Meeting”).  As of March 17, 2017, the record date for the Meeting, there were a total of 33,043,001 shares of Tredegar’s common stock outstanding and entitled to vote at the Meeting.  At the Meeting, 31,388,387 shares of Tredegar’s common stock, constituting approximately 95% of the outstanding shares on the record date for the Meeting, were represented in person or by proxy; therefore, a quorum was present.  The results of the Meeting were as follows:

Proposal 1 – Election of Directors

Directors	Votes For	Withheld	Broker Non-Votes

John D. Gottwald	29,102,228	372,856	1,913,303
Kenneth R. Newsome	29,098,864	376,220	1,913,303
Gregory A. Pratt	29,067,242	407,842	1,913,303
Thomas G. Snead, Jr.	29,097,133	377,951	1,913,303
John M. Steitz	29,099,483	375,601	1,913,303
Carl E. Tack, III	29,069,316	405,768	1,913,303

All directors were duly elected.

Proposal 2 – The Ratification of the Appointment of PricewaterhouseCoopers LLP as Tredegar’s Independent Registered Public Accounting Firm for the Fiscal Year Ending December 31, 2017

Votes For	Votes Against	Abstentions	Broker Non-Votes

31,207,737	145,917	34,733	-0-

The appointment of PricewaterhouseCoopers LLP was ratified.

Item 7.01.	Regulation FD Disclosure.

During the Meeting, members of Tredegar’s management delivered a presentation regarding Tredegar’s performance and related matters.  As previously announced, the Meeting, including the presentation, was webcast through Tredegar’s website.  Copies of the transcript of the webcast and the slides used in connection with the Meeting, which slides are also available on Tredegar’s website, are attached hereto as Exhibit 99.1 and Exhibit 99.2, respectively, and are incorporated into this Item 7.01 by reference.

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In accordance with General Instruction B.2 of Form 8-K, the information in Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1 and Exhibit 99.2, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing or other document pursuant to  the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

99.1	Transcript of Webcast of Tredegar Corporation’s 2017 Annual Meeting of Shareholders held May 17, 2017

99.2	Slides for Webcast of Tredegar Corporation’s 2017 Annual Meeting of Shareholders held May 17, 2017

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Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TREDEGAR CORPORATION

Date: May 19, 2017	By:	/s/ Michael J. Schewel
Michael J. Schewel
Vice President, General Counsel and Corporate Secretary

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EXHIBIT INDEX

EXHIBIT	DESCRIPTION

99.1	Transcript of Webcast of Tredegar Corporation’s 2017 Annual Meeting of Shareholders held May 17, 2017

99.2	Slides for Webcast of Tredegar Corporation’s 2017 Annual Meeting of Shareholders held May 17, 2017